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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):   November 21, 1997
                                                         -----------------



                          APOGEE ENTERPRISES, INC.
        ------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


         Minnesota                   0-6365           41-0919654
---------------------------------  -----------    ------------------
(State or other jurisdiction of    (Commission     (I.R.S. Employer
incorporation or organization)     File Number     Identification No.)

7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota     55431
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        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:   (612) 835-1874
                                                      ---------------


                               Not Applicable
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       (Former name or former address, if changed since last report.)
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Item 5.   Other Events.
          ------------

          The Company announced on November 21, 1997 that it recorded an after-tax charge of $16 million, or $0.56 per share, in its third quarter ending November 29, 1997. The charge relates to the curtainwall unit of Apogee's Building Products & Services segment. The $26 million pre-tax provision will include amounts for restructuring activities and other nonrecurring items associated with the unit's European operations. The Company is attaching, as
Exhibit 99.1 hereto, and incorporating herein by reference, its press release dated November 21, 1997.

Item 7.  Financial Statements and Exhibits
------------------------------------------

          (c)  Exhibits:

     99.1  Press release, dated November 21, 1997

SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   November 21, 1997

                                 APOGEE ENTERPRISES, INC.



                                 By /s/ Terry L. Hall
                                   ______________________________________
                                   Terry L. Hall
                                   Chief Financial Officer









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                                 EXHIBITS INDEX


Exhibit No.                                                              Page
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    99.1  Press Release, dated November 21, 1997.......................